UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: June 11, 2018
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California		90024
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)    Appointment of Principal Operating Officer. On June 11, 2018, KB Home announced the appointment of Matthew W. Mandino, 53, as executive vice president and chief operating officer, effective as of June 1, 2018. Since 2016, Mr. Mandino has served as the regional president of KB Home’s Colorado, Las Vegas and Arizona operations. From 2011 to 2016, Mr. Mandino served as the president of KB Home’s Colorado division.
As executive vice president and chief operating officer, Mr. Mandino will be entitled to the following compensatory arrangements: an initial base salary of $750,000 per year; eligible to participate in the annual incentive program for executive officers, on a pro-rated basis for the 2018 fiscal year; eligible to receive long-term incentive awards, to be made with annual grants to other employees later in the year, with a target value of approximately $1,750,000; and eligible to participate in KB Home’s executive benefits and life insurance programs. For descriptions and copies of the above-referenced plans and programs, please refer to KB Home’s most recent annual report on Form 10-K and most recent proxy statement. Mr. Mandino will also be reimbursed for certain relocation expenses pursuant to KB Home’s relocation policy.
Other than as described herein, there are no arrangements or understandings between Mr. Mandino and any other person pursuant to which he was appointed as executive vice president and chief operating officer.  Mr. Mandino does not have any family relationship with any director or other executive officer of KB Home or any person nominated or chosen by KB Home to become a director or executive officer. There are no transactions in which Mr. Mandino has an interest requiring disclosure under Item 404(a) of Regulation S-K currently contemplated or since the beginning of the last fiscal year.
A copy of the press release announcing Mr. Mandino’s appointment is attached as Exhibit 99.1 to this report and is incorporated herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release dated June 11, 2018.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 11, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2018	KB Home

	By:	/s/ William A. (Tony) Richelieu
William A. (Tony) Richelieu Vice President, Corporate Secretary and Associate General Counsel